Exhibit 13.2

Section 906 Certificate

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Adrian Rawcliffe, Chief Financial Officer of Adaptimmune Therapeutics plc, a public limited company incorporated under English law (the “Company”), hereby certify, to my knowledge, that:

1.                                      The Annual Report on Form 20-F for the year ended June 30, 2015 (the “Form 20-F”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                      The information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 13, 2015

/s/ Adrian Rawcliffe
Adrian Rawcliffe
Chief Financial Officer